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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 1998

                          First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

                 United States                               33-98546                     56-2017017
----------------------------------------------       ------------------------       ----------------------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)       (IRS Employer
                                                                                    Identification Number)

              600 Broad Street
              Augusta, Georgia                       30903
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(Address of Principal Executive Office)           (Zip Code)

Registrant's telephone number, including area code (706) 823-2580

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of March 1998 was delivered to Certificateholders on April 15, 1998. The First Union Master Credit Card Trust, Series 1996-2
                  Certificateholders' Statement for the period of March 1998 was delivered to Certificateholders on April 20, 1998.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the April 15, 1998 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the April 20, 1998 Distribution Date.

         Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of March 1998.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                  FIRST UNION DIRECT BANK, N.A.,
                                                  on behalf of the First Union
                                                  Master Credit Card Trust

                                                  By:  /s/ James H. Gilbraith II
                                                      --------------------------
                                                   Name:   James H. Gilbraith II
                                                   Title:  Vice President and
                                                           Managing Director


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                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------

Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the April 15, 1998 Distribution Date.

Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the April 20, 1998 Distribution Date.

Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of March 1998.


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